Exhibit 10.92
EXECUTION COPY
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of January 5, 2010, is entered into by and among TARGA RESOURCES INVESTMENTS INC., a Delaware corporation (the “Borrower”) and the lenders under the Credit Agreement (as defined below) party hereto (the “Lenders”).
RECITALS
     A. The Borrower, the lenders party thereto (including the Lenders) and Credit Suisse, as administrative agent (the “Administrative Agent”) have entered into that certain Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of August 9, 2007, pursuant to which certain loans and financial accommodations have been made available to the Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.
     B. Targa Resources Inc. (“TRI”), or a wholly-owned subsidiary of TRI, has agreed to repurchase Loans from certain lenders under the Credit Agreement with proceeds of the refinancing of the credit facilities under the credit agreement, dated as of October 31, 2005, among TRI, as borrower, the lenders party thereto from time to time and Credit Suisse, as administrative agent.
     C. The Borrower has requested that the Lenders consent to certain amendments to the Credit Agreement, which the Lenders party hereto are willing to do pursuant to the terms and conditions set forth herein.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Amendments to Credit Agreement.
          (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety: “Accepting Lenders”, “Acquired EBITDA”, “Acquired Entity or Business”, “Acquired Non-Guarantor”, “Applicable Premium”, “Asset Disposition Event”, “Audited Financial Statements”, “Available Amount”, “Capital Expenditures”, “Cash Collateral Account”, “Cash Equivalents”, “Casualty Event”, “Change of Control”, “Change of Control Offer”, “Change of Control Payment”, “Change of Control Payment Date”, “Compliance Certificate”, “Consolidated EBITDA”, “Consolidated Interest Expense”, “Consolidated Lease Expense”, “Consolidated Net Income”, “Consolidated Working Capital”, “Continuing Directors”, “Contract Consideration”, “Contractual Obligation”, “Cumulative Consolidated Net Income”, “Cumulative Excess Cash Flow”, “Default Rate”, “Disposed EBITDA”, “Environmental Permit”, “Equity Investors”, “ERISA”, “ERISA Affiliate”, “ERISA Event”, “Excess Cash Flow”, “Exchange Act”, “Existing JV Default”, “Existing Loan Documents”, “Financial

Statement Delivery Default”, “Fixed Charge Coverage Ratio”, “Fixed Charges”, “Funded Debt”, “Holding Company”, “Independent Financial Advisor”, “IP Rights”, “Management Stockholders”, “Material Adverse Effect”, “MLP Extraordinary Distribution”, “Moody’s”, “Multiemployer Plan”, “Net Cash Proceeds”, “Non-Cash Charges”, “Not Otherwise Applied”, “Pari Passu Indebtedness”, “PBGC”, “Pension Plan”, “Permitted Acquisition”, “Permitted Date”, “Permitted Equity Issuance”, “Permitted Holders”, “Permitted Refinancing”, “Permitted Reinvestment”, “Plan”, “Post-Acquisition Period”, “Pro Forma Adjustment”, “Pro Forma Basis”, “Pro Forma Compliance”, “Pro Forma Effect”, “Projections”, “Qualifying IPO”, “Reportable Event”, “Reserved Prepayment Amount”, “Restricted Payment”, “S&P”, “Secured Indebtedness”, “Secured Leverage Ratio”, “Senior Unsecured Notes”, “Similar Business”, “Sold Entity or Business”, “Solvent”, “Solvency”, “Specified Transaction”, “Sponsor”, “Stub Period”, “Successor Company”, “Test Period”, “Threshold Amount”, “Total Leverage Ratio”, “Treasury Rate”, “TRERO Contribution”, “Unaudited Financial Statements”, “Uniform Commercial Code”, “Voting Stock”, and “Weighted Average Life to Maturity”.
          (b) Clause (a)(ii) of Section 2.05 of the Credit Agreement is hereby deleted in its entirety and replaced with “[Intentionally Deleted]”.
          (c) Each of clauses (b) and (d) of Section 2.05 of the Credit Agreement is hereby deleted in its entirety and replaced with “[Intentionally Deleted]”.
          (d) Clause (b) of Section 2.08 of the Credit Agreement is hereby deleted in its entirety and replaced with “[Intentionally Deleted]”.
          (e) Article IV of the Credit Agreement (Conditions Precedent to Loans) is hereby deleted in its entirety and replaced with “[Intentionally Deleted]”.
          (f) Article V of the Credit Agreement (Representations and Warranties) is hereby deleted in its entirety and replaced with “[Intentionally Deleted]”.
          (g) Article VI of the Credit Agreement (Affirmative Covenants) is hereby deleted in its entirety and replaced with “[Intentionally Deleted]”.
          (h) Article VII of the Credit Agreement (Negative Covenants) is hereby deleted in its entirety and replaced with “[Intentionally Deleted]”.
          (i) Each of clauses (b), (c), (d), (e), (f), (g), (h), (i), (j), and (k) of Section 8.01 of the Credit Agreement is hereby deleted in its entirety and replaced with “[Intentionally Deleted]”.
          (j) Section 8.03 of the Credit Agreement is hereby deleted in its entirety and replaced with “[Intentionally Deleted]”.
          (k) The proviso of clause (c) of Section 10.01 of the Credit Agreement is hereby deleted in its entirety.

     2. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date upon which the Borrower and the Required Lenders shall have executed this Amendment (the “Amendment Effective Date”).
     3. Representations and Warranties. The Borrower represents and warrants as of the date hereof as follows:
          (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the other Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment has been duly approved by all necessary corporate action and does not contravene any law or any contractual restriction binding on the Borrower.
          (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. This Amendment and each other Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally and is in full force and effect.
          (c) No Default. No Default or Event of Default (in each case prior to and immediately after giving effect to the Amendment Effective Date) has occurred and is continuing.
     4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     5. Reference to and Effect on the Loan Documents.
          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
          (b) Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Borrower, the Administrative Agent and the Lenders without defense, offset, claim or contribution.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
     6. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.
     7. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof
     8. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     9. Waiver of Defaults. The Lenders hereby waive any and all Defaults or Events of Default that have occurred and are continuing as of the Amendment Effective Date to the extent such Defaults or Events of Default may be waived with the consent of the Required Lenders.
     10. Governing Law.
          (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          (b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER AND EACH LENDER PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW THE BORROWER AND EACH LENDER PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO.
     11. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR

IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIED HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
[Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

TARGA RESOURCES INVESTMENTS INC., a Delaware corporation

By:	/s/ Matthew Meloy

Name:	Vice President—Finance & Treasurer
Title:	Matthew Meloy

SIGNATURE PAGE TO AMENDMENT NO. I TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 9, 2007, AMONG TARGA RESOURCES INVESTMENTS INC., TFTE LENDERS PARTY THERETO AND CREDIT SUISSE, AS ADMINISTRATIVE AGENT

TARGA RESOURCES, INC., as Lender

By:	/s/ Matthew Meloy

Name:	Vice President—Finance & Treasurer
Title:	Matthew Meloy

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 9, 2007, AMONG TARGA RESOURCES INVESTMENTS INC., THE LENDERS PARTY THERETO AND CREDIT SUISSE, AS ADMINISTRATIVE AGENT

TARGA CAPITAL, LLC, as Lender

By:	/s/ Matthew Meloy

Name:	Vice President—Finance & Treasurer
Title:	Matthew Meloy

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 9, 2007, AMONG TARGA RESOURCES INVESTMENTS INC., TIH LENDERS PARTY THERETO AND CREDIT SUISSE, AS ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (FORMERLY KNOWN AS CREDIT SUISSE, CAYMAN’ISLANDS BRANCH), as Administrative Agent

By:	/s/ Nupur Kumar

Name:	Nupur Kumar
Title:	Vice President

By:	/s/ Kevin Buddhdew

Name:	Kevin Buddhdew
Name:	Associate

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